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                                                                Exhibit 10.11

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") dated as of June 14, 1999 is made by Scott Chappel (the "BORROWER"), residing at 125 Canton Avenue, Milton, Massachusetts 02186, in favor of Dyax Corp. ("DYAX"), a Delaware corporation with its principal place of business at One Kendall Square, Building 600, Cambridge, Massachusetts 02139.

                                    RECITALS

         A. The Borrower desires to borrow $100,000 from Dyax in order to refinance an existing loan from Borrower's former employer and for the Borrower's other purposes.

         B. Dyax is willing to make the Loan (as defined below) upon the condition, among others, that the Borrower enter into this Agreement and, if requested by Dyax, grant the security interest described in the Security Agreement (as defined below) to secure the Liabilities (as defined in Section 10 hereof).

         NOW, THEREFORE, for and in consideration of the premises and the Loan made by Dyax and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. LOAN. Subject to the terms hereof, Dyax will make, on or after the date hereof, a loan (the "LOAN") to the Borrower in the aggregate principal amount of $100,000 (the "LOAN AMOUNT"). The Loan shall be payable in accordance with the terms of the Note (as defined below).

         2. NOTE. The Loan shall be evidenced by a promissory note of the Borrower in the original principal amount of the Loan Amount (the "Note"), payable to Dyax in accordance with its terms, such Note to be substantially in the form of EXHIBIT A attached hereto. The Note shall be dated the date of the Loan and shall have the blanks therein appropriately completed.

         3. INTEREST RATE. The Loan shall bear interest on the outstanding principal amount thereof at a percentage rate per annum equal to the Prime Rate, plus one percent (1%); PROVIDED, HOWEVER, that in no event shall the amount contracted for and agreed to be paid by the Borrower as interest on this Note
(i) exceed the highest lawful rate permissible under any law applicable hereto, or (ii) fall below the applicable federal rate necessary to avoid imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. For purposes of this Note, "Prime Rate" refers to the rate of interest as published from time to time in The Wall Street Journal (Eastern United States edition), or the highest such rate if more than one is published, or in the event that such rate is not so published, the prime rate (or equivalent) as announced from time to time by Fleet Bank, N.A.
or its successors.

         4. FORGIVENESS OF PRINCIPAL AND INTEREST. Upon each anniversary of the Borrower's first date of employment with Dyax, and so long as such employment continues, $20,000 of the principal of the Loan, plus all accrued interest thereon up to the anniversary date, shall be


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forgiven; and upon Borrower's death or permanent disability the remaining principal of the Loan plus all accrued interest thereon shall be forgiven in full. Borrower understands and agrees that such forgiven amounts shall be deemed to be taxable income to Borrower, for which additional tax withholding by Dyax may be required.

         5. CONDITIONS PRECEDENT TO LOAN. The obligation of Dyax to make the Loan is subject to the condition precedent that Dyax shall have received, in form and substance satisfactory to Dyax and its counsel, the following:

         (a) this Agreement and the Note, duly executed by the Borrower; and

         (b) such other documents, and completion of such other matters, as Dyax may deem necessary or appropriate.

         6. SECURITY INTEREST. To secure the prompt, punctual, and faithful performance of all and each of the present and future Liabilities of the Borrower to Dyax, Dyax may, at any time, in its discretion, require the Borrower to execute an Investment Property Security Agreement in the form previously provided to the Borrower or such form as Dyax may require (the "Security Agreement"). Pursuant to such Security Agreement, the Borrower shall grant to Dyax a security interest in and to one or more accounts of Borrower containing marketable securities and other financial assets as more particularly described in the Security Agreement having an aggregate market value of at least 125% of the outstanding balance of the Loan ("COLLATERAL"). In addition, in the event that Dyax shall require the Borrower to execute such Security Agreement, to provide for control of the Collateral and to perfect the security interest of Dyax in the Collateral, Borrower shall execute one or more Account Control Agreements in such form as Dyax may require (the "Account Control Agreements").

         7. BORROWER'S REPRESENTATIONS. The Borrower hereby represents, warrants and covenants as follows:

                  (a) The Borrower has the full power, authority and legal right to enter into this Agreement to be bound hereby and to perform and observe the terms and conditions hereof, and is in compliance with all applicable material laws, rules and regulations.

                  (b) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to general principles of equity.

                  (c) The execution, delivery and performance by the Borrower of this Agreement does not and will not (i) violate or constitute a default under any provision of any agreement, note or instrument which is binding upon the Borrower or by which his properties are bound or materially affected, or any law, rule or regulation, order writ, injunction or decree of any court or governmental instrumentality or any contractual restriction binding on the Borrower, or (ii) require any filing with or consent or other act by or in respect of any governmental authority or other person or entity (other than the filing of the appropriate number of UCC-1 financing statements covering the Pledged Securities, if necessary, and any consent


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obtained by the Borrower prior to the date hereof) or (iii) constitute a default thereunder or result in the imposition or require the creation of any lien or charge (other than those created, continued or otherwise contemplated hereby) upon the assets of the Borrower.

         8. DEFAULT. Upon the occurrence of a Default, any and all Liabilities of the Borrower to Dyax shall become immediately due and payable at the option of Dyax and without further notice or demand, in addition to which Dyax may exercise Dyax's rights and remedies upon Default, as set forth in the Note and, if applicable, the Security Agreement. For purposes of this Agreement, a "Default" under this Agreement shall mean any of the following events: (i) an Event of Default under the Note or, if applicable, the Security Agreement, (ii) any representation or warranty made by the Borrower in this Agreement being untrue in any material respect when made, or (iii) failure of the Borrower to observe or perform any other covenant, agreement or other term of this Agreement and the continuation of such failure without it having been duly cured for a period of thirty (30) days after written notice thereof given by Dyax to the Borrower.

         9. CUMULATIVE REMEDIES. The rights, remedies, powers, privileges, and discretions of Dyax hereunder (hereinafter, "DYAX'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by Dyax in exercising or enforcing any of Dyax's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Dyax of any Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Dyax's Rights and Remedies and no other agreement or transaction of whatever nature entered into between Dyax and the Borrower at any time shall preclude any other exercise of Dyax's Rights and Remedies. No waiver by Dyax of any of Dyax's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Dyax's Rights and Remedies and all of Dyax's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Dyax at such time or times and in such order of preference as Dyax in its sole discretion may determine.

         10. DEFINITION OF LIABILITIES. "LIABILITIES" shall mean (i) all indebtedness, obligations and liabilities of the Borrower, whether of principal, interest, fees, expenses or otherwise, now existing or hereafter contracted or incurred under or in connection with the Loan and any and all extensions, renewals, refinancings and refunding of any such indebtedness in whole or in part, (ii) all costs and expenses incurred by Dyax in the collection of any of such Borrower indebtedness, including without limitation reasonable attorneys' fees and legal expenses, and (iii) all future advances made by Dyax for the protection or preservation of the Collateral or any portion thereof.

         11.      WAIVERS BY BORROWER.  The Borrower

                  (a) waives presentment, demand, notice, and protest with respect to the Liabilities and the Collateral; and

                  (b)      waives any delay on the part of Dyax; and


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                  (c) assents to any indulgence or waiver which Dyax may grant or give to the Borrower or any other person liable or obliged to Dyax for or on the Liabilities; and

                  (d) agrees that no release of any property securing the Liabilities shall affect the rights of Dyax with respect to the Collateral hereunder; and

                  (e) if entitled thereto, waives the right to notice and/or hearing prior to Dyax's exercising of Dyax's rights and remedies hereunder upon default.

         12. BINDING AGREEMENT. This Agreement shall be binding upon the Borrower and upon the Borrower's representatives, successors, and assigns, and shall enure to the benefit of Dyax and its successors and assigns.

         13. COMPLETE AGREEMENT. This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations among Dyax and the Borrower concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be Dyax, then by a duly authorized officer thereof other than the Borrower.

         14. USE OF ORIGINALS. This Agreement and all other documents in Dyax's possession which relate to the Liabilities may be reproduced by Dyax by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and, with the exception of instruments constituting the Collateral, if any, Dyax may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is an existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further reproduction shall likewise be admissible in evidence.

         15. NOTICES. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to receive notice at its or his respective address set forth in the first paragraph of this Agreement or such other address as such party shall have designated by notice in writing to the other party in accordance with this section.

         16. GOVERNING LAW. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the Commonwealth of Massachusetts. The Borrower submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationships with Dyax.

         17. SEALED INSTRUMENT. It is intended that this Agreement take effect as a sealed instrument.


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         IN WITNESS WHEREOF, the undersigned has executed the foregoing Loan
Agreement as of the date first above written.



                           /s/ Scott Chappel
                           --------------------------------------
                           Scott Chappel, individually


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                                                                     EXHIBIT A

                             SECURED PROMISSORY NOTE

$100,000                                              Cambridge, Massachusetts
                                                                June 14, 1999


         For value received, the undersigned Scott Chappel of Milton, Massachusetts 02186 (the "Borrower"), promises to pay to Dyax Corp. ("Dyax"), the principal sum of one hundred thousand dollars ($100,000), with interest on the unpaid principal balance at the Prime Rate, plus one percent (1%); PROVIDED, HOWEVER, that in no event shall the amount contracted for and agreed to be paid by the Borrower as interest on this Note (i) exceed the highest lawful rate permissible under any law applicable hereto, or (ii) fall below the applicable federal rate necessary to avoid imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. For purposes of this Note, "PRIME RATE" refers to the rate of interest as published from time to time in The Wall Street Journal (Eastern United States edition), or the highest such rate if more than one is published, or in the event that such rate is not so published, the prime rate (or equivalent) as announced from time to time by Fleet Bank, N.A. or its successors. Interest shall accrue from the date hereof on the unpaid principal balance. The principal amount of this note plus all accrued and unpaid interest thereon shall be due and payable in full on June 13, 2004. Except as otherwise agreed to by the Borrower and the holder, payments of principal and interest shall be made in lawful money of the United States of America at the principal office of Dyax in Massachusetts, or by check mailed to such other place as the holder hereof shall designate.

         This note shall become due and payable (i) immediately upon termination of Borrower's employment with Dyax for cause and (ii) within 30 days after termination of Borrower's employment with Dyax for any other reason. For purposes of this note, "cause" shall mean the gross neglect in the performance of Borrower's duties or the commission of an act of dishonesty or moral turpitude in connection with Borrower's employment, as determined by the Board of Directors of Dyax.

         If there occurs a default in the performance of any of the terms, agreements, covenants or conditions contained in this note, the Security Agreement (as defined below) or the Loan Agreement of even date herewith or any other documents now or hereafter executed as security for this note (collectively, the "Loan Documents") continuing beyond, in each case, any applicable grace period as may be provided therein for the payment of such amount or the performance of such term, agreement, covenant or condition, then at the option of the holder of this note the entire indebtedness evidenced hereby, with interest accrued thereon, if any, shall become due and payable, and no omission on the part of the holder hereof to exercise such option when entitled to do so shall be construed as a waiver of such right so long as such default shall remain uncured.

         The unpaid balance hereof may be paid in part or in full at any time without penalty. All prepayments shall be applied first to the payment of interest.


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         This note is secured by a certain Investment Property Security
Agreement (the "Security Agreement") granted by the Borrower in favor of Dyax. Dyax by its acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Security Agreement.

         If the Borrower conveys, transfers, assigns, encumbers, pledges or otherwise disposes of any legal or beneficial interest in the securities pledged as collateral for this note pursuant to the Security Agreement or any part thereof without Dyax's prior written consent, Dyax may, at its option, require immediate payment of the entire indebtedness evidenced hereby, with accrued interest thereon, if any, as provided herein.

         The undersigned agrees to pay, upon maturity (by acceleration or otherwise), costs of collection, including reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder; nor shall any delay, omission or waiver on any occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         All rights and obligations hereunder shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.



                                                   ----------------------------
                                                   Scott Chappel, individually


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